Voya Financial 2015 Investor Day June 2, 2015 Exhibit 99.2

Darin Arita Senior Vice President, Investor Relations Introduction

This presentation and the remarks made orally contain forward-looking statements. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward-looking statements use words such as “anticipate,” “believe,” “estimate,”
“expect,” “intend,” “plan,” “projected”, “target,” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, our 2018 Adjusted ROE and Adjusted ROC targets, and all other statements about our financial targets and expectations, are forward-looking statements. Actual results, performance or events may differ materially from those projected in any forward-looking statement due to, among other things, (i) general economic conditions, particularly economic conditions in our core markets, (ii) performance of financial markets, including emerging markets, (iii) the frequency and severity of insured loss events, (iv) mortality and morbidity levels, (v) persistency and lapse levels, (vi) interest rates, (vii) currency exchange rates, (viii) general competitive factors,
(ix) changes in laws and regulations, including those relating to the use and accreditation of captive reinsurance entities and those made pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act or the U.S. Department of
Labor’s proposed rules and exemptions pertaining to the fiduciary status of providers of investment advice and (x) changes in the policies of governments and/or regulatory authorities. Factors that may cause actual results to differ from those in any forward-looking statement also include those described in “Risk Factors,” “Management’s Discussion and Analysis of
Results of Operations and Financial Condition—Trends and Uncertainties” and “Business—Closed Blocks—Closed Block
Variable Annuity” in our Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission (“SEC”) on February 27, 2015, and our Quarterly Report on Form 10-Q for the three months ended March 31, 2015, as filed with the SEC on May 8, 2015.
This presentation and the remarks made orally contain certain non-GAAP financial measures. Non-GAAP measures include Operating Earnings, Adjusted Operating Earnings, Ongoing Business Adjusted Operating Earnings, Ongoing
Business Adjusted Operating Return on Equity, Adjusted Operating Return on Capital, Ongoing Business Adjusted Return
on Capital, Operating Margin, and debt-to-capital ratio. Information regarding these and other non-GAAP financial measures, including reconciliations to the most directly comparable GAAP financial measures, is provided in our quarterly earnings press releases and in our quarterly investor supplements, all of which are available at the Investor Relations section of Voya Financial’s website at investors.voya.com.
Forward-Looking and Other Cautionary Statements

Agenda

Topic Presenter
Welcome Darin Arita
State of the Company and Forward Vision Rod Martin
ROE / ROC Walk and Incremental Investments Alain Karaoglan
Capital Generation and Management Ewout Steenbergen
Q&A with Martin, Karaoglan, and Steenbergen
Annuities / Retirement
Q&A with Nelson
Alain Karaoglan / Charles Nelson
Break
Investment Management
Q&A with Becker
Jeff Becker
Insurance Solutions
Q&A with Smith
Mike Smith
Closing Remarks Rod Martin
General Q&A All Speakers
Cocktail Reception

Rod Martin Chairman and Chief Executive Officer State of the Company and Forward Vision

Financial Update Announced Today 6 13.5% $750 million 14.5% to Revised 2018 Ongoing Business Adjusted Operating ROE Target Additional Share Repurchase Authorization

Investor Day Overall Key Takeaways

Team Delivered on the IPO Plan and Remains Focused on Execution
Strong and Experienced Leadership
Each Business has a Strong Value Proposition that Together can
Differentiate Voya’s Value Proposition

CEO Key Themes 8 Evolving to Deliver Greater Value for Customers and Shareholders 2 1 Management Team has Executed Since IPO

ROE target met two years ahead of schedule Significant Progress as a Public Company 9 Capital generation and share repurchases Rebrand Independent Board Public float increased Credit ratings upgrade

Significant Value Created for Shareholders

Voya Stock Performance Since IPO Recent Financial Performance
Source: Bloomberg as of 5/26/2015
1.
Peers include AMP, LNC, MET, PFG, PRU
2. Adjusts for items not expected to recur and excludes closed blocks
3. Estimated
4. Measured by cumulative share repurchase and dividends as a percentage of average equity market value since 1/1/2014
VOYA
+135%
Peers
+52%¹
S&P 500
+32%
4
Peers
1 Voya
2
3

CEO Key Themes 11 Evolving to Deliver Greater Value for Customers and Shareholders 2 1 Management Team has Executed since IPO

Opportunity to Grow as Individual Retirement Needs and Demands Continue to Increase 12

by 2018 Current
Evolving to Meet Increasing Individual Needs and Demands

Each business has its
own view of the
customer
Customer at the center
Complex IT
infrastructure
Simplified IT
infrastructure
Basic data analytics
capabilities
Advanced data
analytics capabilities
Product focus Solutions focus

Our metrics remain in place
Risk-adjusted returns
Distributable cash flow
Sales at or above target IRRs
Empower
Employees
Enhance Value
via Continuous
Improvement
Front-line
Problem
Solving
Remove
Silos
Improve
Customer
Experience
Top-line focus
Ongoing Cultural Transformation Enables Value Creation
Value Creation
Focus

Customer Benefits: Next Generation Experiences and Solutions 15 Voya as a Lifetime Partner Simple, Actionable, and Tailored Solutions Effortless Experience

Shareholder Benefits: Multiple Drivers for Increased Value 16 Expanded ROE Accelerated Earnings Growth Increased Free Cash Flow Differentiated Value Proposition $350 million Incremental Investment

CEO Key Themes 17 Evolving to Deliver Greater Value for Customers and Shareholders 2 1 Management Team has Executed since IPO

Alain Karaoglan Chief Operating Officer Chief Executive Officer, Retirement and Investment Solutions ROE / ROC Walk and Incremental Investments

COO Key Themes 19 Growth and Margin Initiatives are Key Return on Equity Drivers 2 1 Same Formula for Success 3 Incremental Investments will Increase Capabilities and Efficiency

Used IPO Blueprint to Form New ROC / ROE Improvement Plan

1
2
3
Collaborate with key members and partners responsible for initial
ROC / ROE walk
Analyzed strengths and areas of improvement by business
Created ROC walk by business

Continued Execution of Return on Equity Improvement

Each business and
function contributes to
the ROE progression
Each initiative targets
one of three categories:
Growth, Margin, Capital
More than 20 strategic
initiatives monitored and
actively tracked
2018 Ongoing
Business
Adjusted
Operating ROE
Target of
13.5 – 14.5%

COO Key Themes 22 Growth and Margin Initiatives are Key Return on Equity Drivers 2 1 Same Formula for Success 3 Incremental Investments will Increase Capabilities and Efficiency

Focus on Driving Ongoing Business Adjusted Operating ROE / ROC
Ongoing Business Adjusted
Operating ROE Goal
Ongoing Business Adjusted
Operating ROC Goal
23
13.5 – 14.5%
11.5 – 12.5% 12.1%
9.9%
Items that we do not expect to recur at the same levels
1. Ongoing Business includes Retirement, Annuities, Investment Management, Individual Life, and Employee Benefits segments
2. Ongoing Business adjusted operating earnings is calculated using the operating earnings (loss) before income taxes for the Ongoing Business, excluding DAC/VOBA unlocking, and the gain on a reinsurance recapture in 2014. Ongoing Business adjusted operating ROE is then calculated by dividing the after-tax adjusted operating earnings (loss) (using a pro forma effective tax rate of 32% effective with 1Q’15 and 35%
for all prior periods and applying a pro forma allocation of interest expense) by the average capital allocated to the Ongoing Business reflecting an allocation of pro forma debt. Assumes debt-to-capital ratio of 25%
for all periods presented, and reflects the actual weighted average pre-tax interest rate for all periods
3. We calculate Ongoing Business adjusted operating return on capital by dividing Ongoing Business adjusted operating earnings before interest and after income taxes by average capital allocated to the Ongoing Business
11.7%
9.6%
2014 Ongoing Business
Adjusted Operating ROE
2018 Target Ongoing
Business Adjusted
Operating ROE
2014 Ongoing Business
Adjusted Operating ROC
2018 Target Ongoing
Business Adjusted
Operating ROC
3
2
1
1

Growth
Margin
Capital
Initiatives Category
Approx.
150 – 180bps
Approx.
40 – 60bps
Interest Rate Impact
1
Approx.
(70) – (90)bps
Ongoing Operating
ROC Improvement
2
Total – Ongoing Operating ROC Improvement by 2018
2
Approx.
150 – 250bps
1. Consists of lower expected investment income due to lower portfolio yields compared to 2014 levels in Retirement and Insurance Solutions, and expected lower net margin (investment income less credited interest)
compared to 2014 levels in Annuities
2. Target improvement over the period of 2015 to 2018; management best estimate of contributions from initiatives total 150-250 bps
Expand Retirement
Distribution Reach
Grow Employee Benefits Mid-
market and Private Exchange
Continue to Grow Investment
Management
Leverage Cross-market
Relationships
Continue to Manage Crediting
Rates
Consolidate IT Platforms
Streamline Operations
Through Process Digitization
Migrate to Cloud Environment
In-force Management Reinsurance Transactions
Clear Initiatives to Improve Ongoing Business Adjusted Operating
ROC

Approx.
50 – 80bps

COO Key Themes 25 Growth and Margin Initiatives are Key Return on Equity Drivers 2 1 Same Formula for Success 3 Incremental Investments will Increase Capabilities and Efficiency

Incremental Investments to Increase Growth and Reduce Cost
Ongoing Business Adjusted Operating
ROE target of 13.5-14.5% by 2018
Ongoing Business
Initiatives
Digital &
Analytics
Cross-
enterprise
IT
Simplification

$350 million Incremental Investment
Ongoing Investment

by 2018 Current
IT Simplification Will be a Key Enabler

Overlapping systems and
applications
Customer servicing
conducted across multiple
platforms
Older infrastructure expensive
to maintain
Streamlined systems and
fewer applications
Customer servicing
coordinated on a common
platform
Simplified infrastructure
reduces cost
Complex technology
infrastructure
Simplified IT platform

Digital and Analytics Creating Efficiency and Growth

Partial digitization
Basic data insights
Product development and
strategy mostly reside within
business silos
End-to-end digitization
Data-driven culture centered
on customer
Integrate solutions with a
common view
Emerging Capabilities Effortless Experience
by 2018 Current

Cross-Enterprise Initiatives Will Leverage Our Capabilities and Create
Differentiated Solutions

Limited cross-enterprise
collaboration
Focus on products
Businesses have individual
view of customer
Enhanced institutional
coordination
Focus on solutions
Enterprise view of customer
by 2018 Current

COO Key Themes 30 Growth and Margin Initiatives are Key Return on Equity Drivers 2 1 Same Formula for Success 3 Incremental Investments will Increase Capabilities and Efficiency

Ewout Steenbergen Chief Financial Officer Capital Generation and Management

CFO Key Themes 32 Diligent Stewards of Capital 2 1 Potential for Greater Free Cash Flow Generation 3 Quality of Earnings Offers Potential Upside

Majority of $350 Million Investment Expected to Occur in the First
Three Years

Investments by Year ($ millions)
1
Aggregate Breakdown
IT Simplification $120
Digital & Analytics 160
Cross-enterprise 70
Total $350
$50-70
$110-130
$80-100
$60-80
1. Projected. Includes only $350 million incremental investments to be allocated to Corporate segment
2015 2016 2017 2018

Key Assumptions for ROC and ROE Improvement Plan

Plan Assumptions
Equity Market
Return
7.5% equity market growth
Interest Rates Forward curve for the 2015-2018 period as of December 31, 2014
Leverage 25% target debt-to-capital ratio
Capital Slight capital increase
Tax
32% effective tax rate for Ongoing Business operating earnings
1. Excludes dividends
1

Manageable Impact of Low Interest Rates on ROE and Capital

Impact of Flat 10-Year Treasury at
2% Through 2018
1
2015 - 2018
Ongoing Business Adjusted
Operating Earnings Annual
Impact
(%)
(1) – (5) %
RBC Ratio Cumulative Impact
(RBC percentage points)
(10) – (60) points
1. Treasury curve as of December 31, 2014. Financial impact before $350 million incremental investment

Retirement, Investment Management, and Employee Benefits
Generate Significant Free Cash Flow

Projected Free Cash Flow Conversion by Segment
1,3
Retirement 65-75%
Annuities 40-50%
Investment Management 90-100%
Individual Life 45-55%
Employee Benefits 70-80%
Ongoing Business
2
75-85%
1. Segment ratios based on projected segment distributable cash flow after-tax divided by projected segment GAAP operating earnings after-tax; using 32% tax rate
2. Ongoing Business ratio based on projected Ongoing Business distributable cash flow after-tax divided by projected Consolidated GAAP operating earnings after-tax and after-
interest expense; using 32% tax rate
3. Assumes no impairments factored into analysis. Does not include the effect of $350 million of incremental investments.

Free Cash Flow Ratio Can Increase Over Time

1. Distributable cash flow after-tax divided by Consolidated GAAP operating earnings after-tax and after-interest expense using a 32% tax rate
2. Based on difference between actual tax payments and implied taxes on distributable cash flow divided by Consolidated GAAP operating earnings after-tax and after-interest expense using a 32% tax rate
Free Cash Flow Conversion Components 2015 2018
Total Ongoing Business
1
75-85% 75-85%
Corporate and Closed Blocks
1
(20)-(30)% (15)-(25)%
Tax Asset Utilization Benefit
2
10-15% 20-30%
Total Free Cash Flow Conversion
60-70% 80-90%
Projected

CFO Key Themes 38 Diligent Stewards of Capital 2 1 Potential for Greater Free Cash Flow Generation 3 Quality of Earnings Offers Potential Upside

Strong Capital Position

1.
Pro forma based on actual RBC ratio of 547% at March 31, 2015, adjusted to give effect to $819 million of ordinary dividends upstreamed to Voya Financial, Inc. in May 2015
2.
Estimated combined RBC ratio primarily for our four principal U.S. insurance subsidiaries
3.
Pro forma based on actual ratio as of March 31, 2015, adjusted to give effect to $72 million of share repurchases during 2Q’15. Based on U.S. GAAP capital (adjusted to exclude minority interest and AOCI), and ignores the 100% and 25% equity treatment afforded to subordinated debt by S&P and Moody’s, respectively
4.
Holding
company
liquidity
includes
cash,
cash
equivalents,
and
short-term
investments.
Pro
forma
based
on
actual
holding
company
liquidity
as
of
March
31,
2015,
adjusted
to
give
effect
to
$819
million
of
ordinary
dividends upstreamed to Voya Financial, Inc. in May 2015, $21 million of external interest payments in May 2015, $72 million of share repurchases during 2Q’15, and repayment of net inter-company borrowings of $499 million to/from operating companies
5.
Target of 24-month holding company liquidity of $450 million
6.
Authorization expires June 30, 2016
Repurchase Authorization
($ million)
Holding Co.
Working
Capital
Above
Target
4,5
Estimated
Statutory
Surplus in
Excess of
425% RBC
Level
1,2
$1,150
$239
5/26/15
5/26/15
Pro Forma Excess Capital
($ million)
$911
$750
$58
Key Capital Metrics
RBC ratio
1,2
489%
Debt-to-Capital
ratio
3
22.0%
Holding
Company
liquidity
1,4
$689 million
Off-balance
sheet capacity
$500 million of
nominal
contingent
capital
$808
Remaining capacity on prior authorization
New
share
repurchase
authorization
6

Deploy Excess Capital Prudently 40 Share repurchases Dividends Bolt-on M&A

CFO Key Themes 41 Diligent Stewards of Capital 2 1 Potential for Greater Free Cash Flow Generation 3 Quality of Earnings Offers Potential Upside

Implied Ongoing Business Price-to-Earnings Ratio is Below Peers
With Minimal Variable Annuities Earnings and Similar Business Mix

Implied Ongoing Stock Price
Ongoing P/E Peer Comparison
1.
As of 5/26/2015
2.
Based on sell-side analyst consensus estimates
3.
Based on holding company liquidity in excess of $450 million target, estimated statutory surplus in excess of 425% RBC, $21 million of external interest payment in May 2015, and most recent broker estimate of value of common stock warrants held by ING Group
4.
Blended price-to-forward earnings of peers with less than 15% of pre-tax operating earnings from variable annuities with living benefit guarantees, including AMP and PFG
5.
Blended price-to-forward earnings of peers including AMG, AB, BLK, EV, FII, BEN, IVZ, JNS, LM, TROW, and WDR
6.
Blended price-to-forward earnings of peers including LNC, MET and PRU
1
2
2
3
4
5
6
$45.77
$6.24
$3.49
$3.74
$32.30
Current Voya
Stock Price
Excess
Implied Ongoing
Business
9.5 x
12.6 x
16.5 x
9.0 x
Voya
Retirement and
Investment
Management
Companies
Investment
Management VA
Companies
Insurance and
Companies
DTA
CBVA
Capital

1. Current stock price adjusted for DTA, CBVA, excess capital (which has been reduced by the full after-tax amount of $350 million of incremental investments), and residual debt. Assumes 25% debt-to-capitalization ratio; residual debt based on allocated interest expense and peer forward multiple. ROE based on consensus analyst estimates.
2. Price-to-book value = adjusted operating equity value divided by equity allocated to Ongoing Business
3. Based on regression
.
43
2015E Return on Equity (ex-AOCI)
Current Price-to-Book Value Over ROE
Implied Ongoing Price-to-Book Value is Below Regression
Implied Ongoing Price-to-
Book Value
3 2
1.47 x
1.23 x
AMP
LNC
MET
PFG
PRU
UNM
SFG
RGA
TMK
PRI
VOYA Implied
Ongoing
Business
1
0.7
1.2
1.7
2.2
2.7
3.2
10% 12% 14% 16% 18% 20% 22%
Implied Ongoing
P/B Multiple
P/B Multiple Based
on 2015E ROE

CFO Key Themes 44 Diligent Stewards of Capital 2 1 Potential for Greater Free Cash Flow Generation 3 Quality of Earnings Offers Potential Upside

Alain Karaoglan Chief Operating Officer Chief Executive Officer, Retirement and Investment Solutions Annuities

Annuities Key Themes 46 Enhanced Product Solutions to Drive Return on Capital 2 1 Dependable Solutions Partner for a Diverse Distribution Network 3 Positioned to Meet the Income Needs of Customers

Diverse Distribution Leveraging Expansive Product Portfolio
1Q’15 TTM Adjusted Operating Earnings
Pre-Tax Contribution
160,000 potential producers
$27 billion AUM
400,000 policies
Comprehensive solution set
– Fixed Indexed Annuities (FIA)
– Investment-Only Variable
Annuities
– Single Premium Immediate
Annuities (SPIA)
– Mutual Fund Custodial Accounts
Business Highlights
47
$243 million in TTM Annuities
adjusted operating earnings
1. Trailing twelve months
2. Annuities AUM as of 3/31/15. Includes Mutual Fund Custodial
3. Annuities policy count as of 12/31/14
Employee
Benefits
Retirement
Annuities
17%
Investment
Management
Individual
Life
1
2
3

Focused on the Fastest Growing Areas
Voya’s Growth Focus
Historical Industry Sales Growth By Product (CAGR 2008 – 2014)
Source: LIMRA - US Individual Annuity Industry Sales Report from 2008-2014
48
10.5%
7.5%
4.4%
-13.0%
-4.3%
FIA SPIA/DIA Investment -Only VA FA VA (w GLB)

Comprehensive
Solution Set
High Touch,
Accommodative Service
Value-Added
Support Tools
Diverse Distribution Channels
Hybrid / External
Wholesale Model
Reputable Brand
and Staying
Power
Value Delivered

High Touch Service and Support with Comprehensive Solutions

Independent Agents
Independent Broker/Dealers
Strategic Alliances
Voya Financial Advisors
Banks
2012
Attracting and Growing a Diverse Distribution Network
National Marketing Organizations
Independent Agents
Independent Broker/Dealers
Voya Financial Advisors
Banks
Today
Direct
National Marketing Organizations
50
Distribute wider range of
registered and non-registered
solutions through:
Distribute primarily non-registered
solutions through:

Annuities Key Themes 51 Enhanced Product Solutions to Drive Return on Capital 2 1 Dependable Solutions Partner for a Diverse Distribution Network 3 Positioned to Meet the Income Needs of Customers

9.0%
8.6%
Growth is the Biggest Driver Of Return on Capital
Continued product development / expansion
Continued growth of less capital-intensive
mutual fund custodial product
Expand distribution to underserved markets
Continued management of credited rates /
investment spread
Continued run-off of Annual Reset /
Multi-Year Guarantee Annuity block
Adjusted Operating ROC Growth
Margin
9.5–10.5%
Items we do not expect to recur at the same levels

FY'14 2018 Target

Launched 1Q’15
Enhancing Product Solutions is Key to Return on Capital Expansion
Developing Solutions to Meet Evolving Customer Needs
Launched 1Q’15
Expected Launch 3Q’15
53
PotentialPLUS
WealthBuilder Plus
Accumulation
Some downside protection
Indexed withdrawal benefit
rider provides enhanced
guaranteed income
potential
Accumulation
Income
Protection
Non-Qualified complement to
our Mutual Fund Custodial
product
Accumulation
Tax-deferral
Liquidity
Preferred Advantage
Provides increased
accumulation potential
Structured Annuity
Needs Addressed:
Fixed Indexed Annuity
Needs Addressed:
Investment-Only VA
Needs Addressed:

Annuities Key Themes 54 Enhanced Product Solutions to Drive Return on Capital 2 1 Dependable Solutions Partner for a Diverse Distribution Network 3 Positioned to Meet the Income Needs of Customers

Annuities Helps Customers Invest and Protect 55 Denotes value delivered to customer by Annuities Plan Invest Protect

Annuities Works Across All of Voya to Deliver Income Solutions
Common Business Areas
Individual
Retail Intermediary
Retirement
Individual Life
Employee
Benefits
Investment
Management
56
Joint Solutions
with Annuities
Markets in Common
with Annuities
Intersecting Distribution
with Annuities
Retirement
Individual Life
Investment
Management
Employee
Benefits
Retirement
Individual Life
Investment
Management
Employee
Benefits

Opportunity to Develop Joint Income Solutions
Single Premium
Immediate Annuity
Voya Annuities
Target Payment Fund
Voya Investment
Management
Joint Retirement Income Solution
57
Flexibility to choose desired allocations
Guaranteed lifetime income
Additional growth generated by fund performance
Liquidity
Beneficiaries access to residual funds
Packaged solution integrated with myOrangeMoney
provides:

Annuities Key Themes 58 Enhanced Product Solutions to Drive Return on Capital 2 1 Dependable Solutions Partner for a Diverse Distribution Network 3 Positioned to Meet the Income Needs of Customers

Charlie Nelson Chief Executive Officer, Retirement Retirement

Retirement Key Themes 60 Growth Initiatives to Drive Return on Capital Expansion 2 1 Making it Simpler to be Ready for Retirement 3 Leveraging the Broader Enterprise for Customer Solutions

1Q’15 TTM Adjusted Operating Earnings
Pre-Tax Contribution
Business Highlights
$314 billion AUM and AUA
1
Over 46,000 sponsors
Nearly 5 million participants
Multiple segments and markets
– Corporate, Tax Exempt, IRA
– Small, Mid, Large, Mega
Markets
– Full service, Recordkeeping,
Retail Wealth Management
Large Retirement Provider With a Broad Customer Portfolio
1. As of March 31, 2015
$550 million in TTM Retirement
adjusted pre-tax operating earnings
Individual
Life
Employee
Benefits
Retirement
39%
Annuities
Investment
Management

Potential for Growth Across All Defined Contribution Markets
Markets
Voya Financial
®
Share
Of Industry DC Assets
Industry Defined Contribution
1
Assets Profit Pool
Small/Mid
Corporate
2
Government
Healthcare
Education
Large/Mega
Corporate
4%
5%
6%
8%
10%
1. Sterling Resources Custom Analysis, May 2015 (Based on 2013 Data)
2. Plans with $100 million or less in AUM/AUA
3. Plans with $100 million or more in AUM/AUA
3

Making It Simpler to be Ready for Retirement
Ease of Access: Digital, Phone, Affiliated and Non-
Affiliated Advisors
Expansive Footprint Across 50 States
Complementary Advisor Business Model
Small to Mega Multi-Segment Capabilities and Expertise

myOrangeMoney
TM
Industry
Method
Context
Account
Balance
Retirement
Income
Content
Seamlessly
Integrated
Action
Delayed /
No Action
Instant
64
Ease of Access is Revolutionized by Voya Retirement Income
Digital Solutions
Manually
Entered

Retirement Key Themes 66 Growth Initiatives to Drive Return on Capital Expansion 2 1 Making it Simpler to be Ready for Retirement 3 Leveraging the Broader Enterprise for Customer Solutions

Enhancing distribution and market reach
Leveraging cross-market relationships
Advancing retirement focused solutions
Target client engagements that align with our
value proposition
Technology investments
Continuous management of in-force block
Growth
Margin
Items we do not expect to recur at the same levels
Adjusted Operating ROC
67
Retirement Target of 11 - 12% Return on Capital by 2018
9.2%
8.9%
11–12%
FY'14 2018 Target

Drive Asset Growth: New Plan Sales, Retention, Account Optimization

Enhancing Distribution Reach is Key to Return on Capital Expansion
Distribution channels
Internal sales and servicing staff
Affiliated / non-affiliated advisors
Strengthening data analytics
Optimizing customer engagement
and action
Expanding product suite
Advancing Productivity Furthering Breadth and Depth

Retirement Key Themes 69 Growth Initiatives to Drive Return on Capital Expansion 2 1 Making it Simpler to be Ready for Retirement 3 Leveraging the Broader Enterprise for Customer Solutions

Retirement Helps Customers Plan, Invest, and Protect 70 Denotes value delivered to customer by Retirement Plan Invest Protect

Multiple Opportunities to Leverage the Broader Enterprise For
Cross-Market Solutions

Joint Solutions
with Retirement
Markets in Common
with Retirement
Intersecting Distribution
with Retirement
Common Business Areas
Individual
Institutional
Retail Intermediary
Institutional
Annuities
Investment
Management
Individual Life
Employee
Benefits
Annuities
Investment
Management
Individual Life
Employee
Benefits
Annuities
Investment
Management
Individual Life
Employee
Benefits
Annuities
Investment
Management
Individual Life
Employee
Benefits
Annuities
Investment
Management
Individual Life
Employee
Benefits

Aging Demographic Regulatory Changes “DB-ing” DC Plans
Demand drivers create opportunity for lifetime retirement income solutions
Delivered With Advice & Guidance
Workplace and
Personal Savings
Voya Retirement
Retirement Income
Voya Annuities
Increasing Opportunity to Deliver Retirement Income

Retirement Key Themes 73 Growth Initiatives to Drive Return on Capital Expansion 2 1 Making it Simpler to be Ready for Retirement 3 Leveraging the Broader Enterprise for Customer Solutions

Jeff Becker Chief Executive Officer, Investment Management Investment Management

Investment Management Key Themes

Asset Growth is the Primary Driver Behind Increasing Margins
and Earnings
2
1
Reliable Investing is Investment Management’s Core Proposition
3
Product Solutions Address Customer Needs Across Life Stages

Full Service, Multi-Asset Investment Manager
1Q’15 TTM Adjusted Operating Earnings
Pre-Tax Contribution
$209 billion AUM
1
Over 900 employees and 200 investment
professionals
Top 20 manager of U.S. institutional tax
exempt assets
2
Top 20 manager of U.S. institutional tax
exempt Defined Contribution assets
2
#26 manager of open-end mutual funds and
variable portfolios
3
Equities, fixed income, alternatives
Multi-asset solutions
Retail, institutional, and retirement
Business Highlights
1. As of March 31, 2015
2. Pensions & Investments Magazine, Money Manager Directory (based on 401(k), 403(b), 457 and DB assets as of December 31, 2014)
3. SimFund MF, SimFund VP, excludes ETFs and Money Market Funds as identified by SimFund (March 31, 2015)
76
$207 million in TTM Investment
Management adjusted operating
earnings
Retirement
Annuities
Individual
Life
Employee
Benefits
Investment
Management
15%

Data Source: McKinsey & Company
YE2013 AUM = $29.8 trillion
Defined Contribution
Retail
Institutional (excl. Defined
Contribution)
18%
52%
30%
US Industry Assets by Market Segment Key Growth Segments
Defined Contribution Investment Only
is the fastest growing component of the
Defined Contribution market
2
1
3
toward individual responsibility and Baby
Boomer retirements
Investment Management Well Positioned In Key Growth Segments
77
Insurance Outsourcing a strong growth
component of Institutional
Retail Segment growth driven by trend

Investment Management Well Positioned In Key Asset Classes
YE2013 AUM = $29.8 trillion
Money Market
Active Equity
Passive
9%
36%
13%
US Industry Assets by Strategy Key Asset Classes
Specialized active Fixed Income and
Equity in strong demand
2
Multi-Asset Solutions driving DC growth,
capturing vast majority of flows
1
4
Passive, Smart Beta, & ETF strategies,
increasing flows and market share
Balanced / Multi-Asset
10%
Alternatives
13%
Active Fixed Income
19%
3
Alternative and Private Assets
moving to “Main Street”

Data Source: McKinsey & Company

Stewardship and Service Guide Investment Management 79

Reliable Investing is Foundational to Investment Management
Team-oriented approach based in
deep research
Risk-aware portfolio construction
Consistent, disciplined, and
repeatable investment processes
Core Tenets
Reliable
investment
performance
More consistency
Strong upside /
downside capture
How We View Success
Unconstrained investment thinking
Long-term perspective

Reliable Investing Delivered Through Five Scaled Platforms
Multi-Asset
Strategies &
Solutions
Private Equity
Fixed
Income
Public
Equity
Senior
Loans
Assets
$119 billion
2
Assets
$20 billion
Assets
$30 billion
3
Assets
$50 billion
Assets
$7 billion
(Pomona Capital)
Average CIO experience
4
30 years
81
1. Voya IM assets of $209 billion as reported in Voya Financial, Inc. SEC filings, include approximately $8 billion in Real Estate and $5 billion in other assets including those sub-advised through the Voya family of funds and the Multi-Asset Strategies and Solutions product offerings
2. Total Fixed Income assets include proprietary insurance general account assets totaling $79 billion as reported in Voya Financial, Inc. SEC filings
3. The Multi-Asset team AUM are included in other categories shown on the page, and / or are managed by external entities
4. Total years in industry
Data as of March 31, 2015
1

Strong Investment Track Records Over Time
% of IM
1
assets outperforming either benchmark or peer median
5-year returns
100%
92%
64%
99%
Fixed Income Senior Loan
Public Equity Multi-Asset
82%
As of 1Q’15
Total Firm
82
1. Excludes Pomona Private Equity. Metrics presented measure each investment product based on (i) rank above the median of its peer category within Morningstar
(mutual funds) or eVestment (institutional composites) for unconstrained and fully-active investment products; or (ii) outperformance against its benchmark index for
“index-like”, rules-based, risk-constrained, or client-specific investment products

Strong Outperformance with Less Risk Over Time
91%
of Voya IM-managed Mutual Fund and Variable
Portfolio assets had investment returns
that beat
their ten-year Morningstar category average
1
81%
of Voya IM-managed Mutual Fund and Variable
Portfolio assets have had less risk
than
their ten-year Morningstar category average
1
83
1. All data sourced from Morningstar as of March 31, 2015, including monthly total return and standard deviation data for both Morningstar category averages and Voya
IM Mutual Funds and Variable Portfolios. Investment Return metric defined as the asset-weighted % of IM-managed Mutual Fund and Variable Portfolio assets with higher total returns than the applicable Morningstar category average. Risk metric defined as the asset-weighted % of IM-managed Mutual Fund and Variable Portfolio assets with lower standard deviations than the applicable Morningstar category average

Investment Management Key Themes

Asset Growth is the Primary Driver Behind Increasing Margins
and Earnings
2
1
Reliable Investing is Investment Management’s Core Proposition
3
Product Solutions Address Customer Needs Across Life Stages

Franchise at Scale Poised for Future Earnings Growth
Earnings & Margin Expansion
Operating Earnings Before Income Tax ($, million)
Operating Margin, including capital
Key Drivers, 2011-2014
Commercial
AUM Growth
Average Annual
Expense Growth
Cumulative Net
Flows
Average Annual
Revenue Growth
$47+
billion
2%
$27+
billion
10%
1
1
85
1. Excludes gain from Lehman Recovery
$50
$88
$135
$165
$210
2010 2011 2012 2013 2014
11.0%
17.8%
24.6%
27.7%
32.1%

Key Initiatives to Achieve 2018 Financial Targets
Key Initiatives Operating Margin
33.0-35.0%
Client
Segments
• Defined Contribution Investment Only /
Sub-advisory / 529
• Intermediary retirement strategy
• Insurance outsourcing
Specialized
Product &
Capability
Extensions
• Unconstrained fixed income
• Private credit
• Concentrated equity
• Global equity
• Alternatives and structures
Ongoing
Infrastructure
Reinvestment
• Sales force productivity enhancements
• Technology & operations
• Customer service capabilities
Enterprise
Retirement
• Qualified Default Investment
Alternative (QDIA) options
• Target date / Target risk strategies
• Income solutions
86
32.1%
2014 2018
Results from investment capital

Investment Management Key Themes

Asset Growth is the Primary Driver Behind Increasing Margins
and Earnings
2
1
Reliable Investing is Investment Management’s Core Proposition
3
Product Solutions Address Customer Needs Across Life Stages

Investment Management Helps Customers Plan, Invest, and Protect Denotes value delivered to customer by Investment Management 88 Plan Invest Protect

Investment Management is a Key Part of Enterprise Solutions
Common Business Areas

Retirement
Individual Life
Employee
Benefits
Annuities
Individual
Retirement
Individual Life
Employee
Benefits
Annuities
Institutional
Retirement
Individual Life
Employee
Benefits
Annuities
Retail Intermediary
Retirement
Individual Life
Employee
Benefits
Annuities
Institutional
Retirement
Individual Life
Employee
Benefits
Annuities
Joint Solutions
with Investment Management
Markets in Common
with Investment Management
Intersecting Distribution
with Investment Management

Institutional Money Management
Capital Market Structures & Transactions (CLO)
General Account Management
Advisor-led Individual Savings
Investment Management Addresses a Range of Client Needs
90
Institutional
Client Partner
Solutions
B2B
Individual
Customer
Solutions
B2B2C
Advisor-led Individual Retirement
Voya Enterprise Solutions
Insurance Outsourcing
NEW
NEW
NEW
DCIO / Sub-Advisory
529 College Savings
Custom Target Date
Being Added 2014+ Added 2009-2013 IM Foundation Pre-2009
Phased Extensions of Reliable Investing

Investment Management Key Themes

Asset Growth is the Primary Driver Behind Increasing Margins
and Earnings
2
1
Reliable Investing is Investment Management’s Core Proposition
3
Product Solutions Address Customer Needs Across Life Stages

Mike Smith Chief Executive Officer, Insurance Solutions Insurance Solutions

Employee Benefits Key Themes 93 Growing Earnings at an Attractive Return on Capital 2 1 Proven Success in Mid-to-Large Employer Market 3 A More Comprehensive Employee Financial Wellness Solution

1Q’15 TTM Adjusted Operating Earnings
Pre-Tax Contribution
Business Highlights
1
94
In-force Product Mix
$177 million in TTM Employee
Benefits adjusted operating earnings
1. Data as of March 31, 2015
1.6 billion of premium & fees in-force
1,600 active employers served
5.5 million individuals covered
Investment
Management
Individual Life
Employee
Benefits
13%
Retirement
Annuities
Life
30%
Disability
6%
Stop Loss
52%
Voluntary
12%
A Substantial and Balanced Book of Business

Markets Provide Combination of Growth Environments and
Mature, Stable Products

Group Life Industry Trend Stop Loss Industry Trend
Group Disability Voluntary Industry Trend
1
1. Source: For Stop Loss, Citi Research. LIMRA US Group Life & Disability Sales & In-force Reports; Eastbridge Consulting Voluntary
$10
$3
$0
$20
$30
$40
2011 2012 2013 2014
$0
$6
$9
$12
2011 2012 2013 2014
$0
$10
$20
$30
$40
2011 2012 2013 2014
$0
$10
$20
$30
$40
2011 2012 2013 2014

Experienced distribution team sells all solutions
Regional sales and service model
Long-term approach to customer relationships
Stop Loss provides differentiation
Building Long-Term Relationships with Experience and Trust

Highlights

In-force Premium by Segment Adjusted Operating Return on Capital
Proven Ability to Grow Profitably in the Mid and Large Employer
Markets
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2011 2012 2013 2014 1Q'15
<1,000 Employees +1,000 Employees
0%
5%
10%
15%
20%
25%
30%
35%
2011 2012 2013 2014 1Q’15
TTM

Employee Benefits Key Themes 98 Growing Earnings at an Attractive Return on Capital 2 1 Proven Success in Mid-to-Large Employer Market 3 A More Comprehensive Employee Financial Wellness Solution

28.9% Mid-Market expansion Private exchange market growth Leveraging Stop Loss market position Growth 23–25% Adjusted Operating ROC 99 Growing at an Attractive Return on Capital FY'14 2018 Target

MID-MARKET EXPANSION PRIVATE EXCHANGE GROWTH
Adjusted sales incentives
Aligned model (national and local)
Profitable Growth via Mid-Market Expansion and Private Exchange
Potential
Partnered with 8 private exchanges
Leverage Stop Loss leadership
Packaged solutions
Enhanced customer experience
Selective approach - Holistic offering

Employee Benefits Key Themes 101 Growing Earnings at an Attractive Return on Capital 2 1 Proven Success in Mid-to-Large Employer Market 3 A More Comprehensive Employee Financial Wellness Solution

102 Denotes value delivered to customer by Employee Benefits Plan Invest Protect Employee Benefits Helps Employers and Employees Plan and Protect

Many Common Areas Across Organization
Joint Solutions
with Employee Benefits
Markets in Common
with Employee Benefits
Intersecting Distribution
with Employee Benefits
Retirement Annuities
Individual Life
Investment
Management
Retirement Annuities
Individual Life
Investment
Management
Institutional
Common Business Areas
Retirement Annuities
Individual Life
Investment
Management
Institutional

Working with Retirement is a Significant Near-Term Opportunity
Employee Benefits Retirement
< 5%
Note: This reflects institutions that have 200 or more covered lives or plan participants
>1,200 institutions
4.2 million covered
lives
$1.1 billion in-force
premium
>1,600 institutions
2.5 million plan
participants
>$180 billion of
assets

Employee Benefits Key Themes 105 Growing Earnings at an Attractive Return on Capital 2 1 Proven Success in Mid-to-Large Employer Market 3 A More Comprehensive Employee Financial Wellness Solution

Individual Life Key Themes

In-force Management Drives Improved Returns
2
1
Focused Distribution with a Commitment to Customer Financial
Wellness
3
Range of Solutions Addresses Customer Needs Across All Life
Stages

A Scale Platform with Focus
1Q’15 TTM Adjusted Operating Earnings
Pre-Tax Contribution
$473 billion insurance in-force
1.1 million policies
$98 million of sales, 57% indexed
universal life
2
Approximately 100 aligned distributors
Business Highlights
107
$233 million in TTM Individual Life
adjusted operating earnings
1. Data as of March 31, 2015
2. Last 12 months
Annuities
Investment
Management
Individual
Life
16%
Employee
Benefits
Retirement
1

Industry
1
($ billions)
Voya Financial
($ millions)
2014 Sales Annualized Premium
Other UL
IUL
108
Capturing Indexed Universal Life Growth
$27.6
$49.8
$13.2
$9.9
2013
2014
$1.6
$2.0
$2.3
$1.9
2013
2014
1.
LIMRA U.S. Retail Individual Life Insurance Sales Fourth Quarter 2013; LIMRA U.S. Retail Individual Life Insurance Sales Fourth Quarter 2014

Customer focused products Customer education Aligned Distributors focus on customers retirement readiness Sales tools 109 Enable Aligned Distributors to Do More for Customers

Voya Life Journey
“This is truly one of the most impressive attempts by a major life insurance carrier to reach out to assist their sales force in a really meaningful manner.” -Aligned Distribution Partner

New Technology Enables Customer Financial Wellness Solutions

Individual Life Key Themes

In-force Management Drives Improved Returns
2
1
Focused Distribution with a Commitment to Customer Financial
Wellness
3
Range of Solutions Addresses Customer Needs Across All Life
Stages

Improve in-force profit metrics
Manage non-guaranteed elements
Reduce redundant reserve financing
cost
Digitize operational processes
Exploring opportunities to further reduce
capital usage
Margin
Capital
7.5–8.5%
Adjusted Operating ROC
112
In-force Management is the Biggest Driver of ROC Improvement
FY'14
2018 Target
5.3%

Individual Life Key Themes

In-force Management Drives Improved Returns
2
1
Focused Distribution with a Commitment to Customer Financial
Wellness
3
Range of Solutions Addresses Customer Needs Across All Life
Stages

Individual Life Helps Customers Plan, Invest, and Protect 114 Denotes value delivered to customer by Individual Life Plan Invest Protect

Individual Life Can Play a Key Role Across the Organization

Common Business Areas
Markets in Common
with Individual Life
Joint Solutions
with Individual Life
Intersecting Distribution
with Individual Life
Individual
Retail Intermediary
Retirement
Employee
Benefits
Investment
Management
Annuities
Retirement
Employee
Benefits
Investment
Management
Annuities
Retirement
Investment
Management
Annuities
Employee
Benefits

116 Voya Life Journey App Can Leverage the Enterprise Capabilities Addressing Retirement Income and Protection Needs

Individual Life Key Themes

In-force Management Drives Improved Returns
2
1
Focused Distribution with a Commitment to Customer Financial
Wellness
3
Range of Solutions Addresses Customer Needs Across All Life
Stages

Rod Martin Chairman and Chief Executive Officer Closing Remarks

Investor Day Overall Key Takeaways

Team Delivered on the IPO Plan and Remains Focused on Execution
Strong and Experienced Leadership
Each Business has a Strong Value Proposition that Together can
Differentiate Voya’s Value Proposition